UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 29, 2011

GENTEX CORPORATION

(Exact name of registrant as specified in its charter)

Michigan

	0-10235	38-2030505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Centennial Street

Zeeland, Michigan		49464

(Address of principal executive offices)

		(Zip Code)

Registrant's telephone number, including area code:  (616) 772-1800

_____________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5 -	Corporate Governance and Management

	Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 29, 2011, John Arnold, Vice President – Operations of Gentex Corporation (the "Company"), notified the Company of his intention to retire from the Company effective December 31, 2011.  Mr. Arnold will remain an employee of the Company on a part-time basis for up to 12 months following December 31, 2011, for compensation equal to one-half of his current annual salary rate during such period and his employee stock options and restricted stock will continue to vest during that same period as well.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 1, 2011	GENTEX CORPORATION
(Registrant)

	By:	/s/ Fred Bauer
Fred Bauer
Its Chairman of the Board and
Chief Executive Officer